SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2002

HALL, KINION & ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22869	77-0337705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2570 North First Street, Suite 400, San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 895-5200
Registrant’s telephone number, including area code

Not applicable
(Former name or Former Address, if Changed Since Last Report.)

Item 2.    Acquisition or Disposition of Assets

On August 9, 2002, Hall, Kinion & Associates, Inc., a Delaware corporation (“Hall Kinion”), through a newly formed wholly-owned subsidiary of Hall Kinion, OnStaff Acquisition Corp. (“Subsidiary”), a Delaware corporation, acquired (collectively, the “Acquisitions”) certain assets and assumed certain liabilities of OnStaff, a privately-held group of companies that provides temporary and full-time employees in the real estate, finance and healthcare industries through its 28 office locations in 12 states and its online recruiting and placement websites. The OnStaff group of companies are: OnStaff, Inc., a California corporation (“OSI”), Healthcare Staffing Resources, Inc., a California corporation (“HCSR”), and Boardnetwork.com, Inc., a California corporation (“BNI”).

The Acquisitions were accomplished pursuant to the Asset Purchase Agreements with OSI, HCSR, BNI and their shareholders, all dated August 9, 2002 (the “Agreements”). The Subsidiary acquired the assets, net of certain liabilities, in exchange for $18.1 million in cash and 363,057 shares of common stock of Hall Kinion, valued at $2.2 million. Of the total consideration, $0.5 million in cash and 108,917 shares of stock are being held in an escrow account. The cash held in the escrow account will be released to cover potential tax liabilities, if any, of the sellers. The stock held in the escrow account will be held for up to 18 months following the closing of the transactions for certain indemnification obligations of sellers upon the terms and conditions described in the Agreements. In addition, Hall Kinion agreed to pay OSI, HCSR and BNI up to $13.0 million over three years (the “Earn-Out Payments”), with the actual amount of the Earn-Out Payments being contingent upon the achievement of certain milestones as set forth in the Agreements. The source of the cash portion of the consideration was $8.1 million of cash on hand and $10.0 million from Hall Kinion’s line of credit through Comerica Bank.

The Acquisitions will be accounted for using the purchase method in accordance with accounting principles generally accepted in the United States of America. The purchase price of $22.0 million includes cash of $18.1 million and common stock valued at $2.2 million, both distributed and held in escrow, as well as transaction costs estimated at $1.7 million. Prior to the Acquisitions, none of OSI, HCSR or BNI had any relationship with Hall Kinion or its officers or directors. Hall Kinion’s present intent is to continue such businesses in substantially the same manner as prior to the Acquisitions.

Hall Kinion also entered into a Registration Rights Agreement with OSI, HCSR and BNI, providing piggyback registration rights covering the shares of Hall Kinion common stock issued in the Acquisitions. The registration rights under the Registration Rights Agreement terminate on the earlier of (i) August 9, 2003 or (ii) with respect to any holder of securities registrable under the Registration Rights Agreement, at such time as such holder is able to dispose its registrable securities pursuant to Rule 144.

Acquisitions involve numerous risks including, but not limited to, difficulties in the assimilation of the operations of the acquired companies, the diversion of management’s attention from other business concerns, and the potential loss of key employees of the acquired companies. Achieving the anticipated benefits of the Acquisitions will depend in part upon whether the integration of the companies’ businesses and operations are accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically separated organizations and by the demands associated with integrating service organizations. The integration of certain operations in connection with the Acquisitions will require the dedication of management resources that may distract attention from the day-to-day business of Hall Kinion. The inability of management to successfully integrate the operations of the companies or any other company that Hall Kinion may acquire, could have a material adverse effect on the business and results of operations of Hall Kinion.

The foregoing description is qualified in its entirety by reference to the OSI Asset Purchase Agreement, the HCSR Asset Purchase Agreement and the BNI Asset Purchase Agreement, copies of which are filed as exhibits to this report and are incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

A. Financial Statements of the Businesses Acquired

99.2	On Staff Combined Financial Statements for the Seven Months Ended July 31, 2002 (Unaudited) and 2001(Unaudited) and as of and for the Year Ended December 31, 2001 and Independent Auditors’ Report

B. Pro Forma Financial Information

99.3	Unaudited Pro Forma Balance Sheet as of June 30, 2002 and Unaudited Pro Forma Statements of Operations for the Six Months Ended June 30, 2002 and the Year Ended December 31, 2001

C.  Exhibits

Exhibit Number	Footnote	Description

2.1	(1)
Asset Purchase Agreement by and among Hall, Kinion & Associates, Inc., and OnStaff Acquisition Corp., on the one hand, and OnStaff, Jeffrey A. Evans, Matthew Johnston Grantor Retained Annuity Trust dated April 23, 2001, Diane Prince Johnston Grantor Retained Annuity Trust dated April 23, 2001, Matthew and Diane Johnston 2001 Irrevocable Gift Trust dated April 23, 2001, Johnston Living Trust dated March 27, 2001 and Matthew Johnston, as Seller Representative, on the other hand, dated August 9, 2002.

2.2	(1)
Asset Purchase by and among Hall, Kinion & Associates, Inc., and OnStaff Acquisition Corp., on the one hand, and Healthcare Staffing Resources, Inc., Jeffrey A. Evans, Matthew Johnston Grantor Retained Annuity Trust dated April 23, 2001, Diane Prince Johnston Grantor Retained Annuity Trust dated April 23, 2001, Matthew and Diane Johnston 2001 Irrevocable Gift Trust dated April 23, 2001, Johnston Living Trust dated March 27, 2001 and Matthew Johnston, as Seller Representative, on the other hand, dated August 9, 2002.

2.3	(1)
Asset Purchase Agreement by and among Hall, Kinion & Associates, Inc., and OnStaff Acquisition Corp., on the one hand, and Boardnetwork.com, Jeffrey A. Evans, Matthew Johnston Grantor Retained Annuity Trust dated April 23, 2001, Diane Prince Johnston Grantor Retained Annuity Trust dated April 23, 2001, Matthew and Diane Johnston 2001 Irrevocable Gift Trust dated April 23, 2001, Johnston Living Trust dated March 27, 2001, Alan Prince and Matthew Johnston, as Seller Representative, on the other hand, dated August 9, 2002.

4.1	(1)	Registration Rights Agreement, dated August 9, 2002, by and among Hall, Kinion & Associates, Inc., OSI, HCSR and BNI.

10.10	(1)	First Amendment to Revolving Loan and Security Agreement between the Registrant and Comerica Bank dated August 9, 2002.

99.1	(1)	Press Release dated August 9, 2002.

99.2		OnStaff Combined Financial Statements for the Seven Months Ended July 31, 2002 (Unaudited) and 2001(Unaudited) and as of and for the Year Ended December 31, 2001 and Independent Auditors’ Report

99.3		Unaudited Pro Forma Balance Sheet as of June 30, 2002 and Unaudited Pro Forma Statements of Operations for the Six Months Ended June 30, 2002 and the Year Ended December 31, 2001.

(1)
Incorporated by reference from exhibits 2.1, 2.2, 2.3, 4.4, 10.10, 99.1 filed with the Company’s Current Report on Form 8-K (File No. 000-22869) filed with the Securities and Exchange Commission on August 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hall Kinion has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL, KINION & ASSOCIATES, INC.

By:	/s/ MARTIN A. KROPELNICKI
Martin A. Kropelnicki Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Date: October 23, 2002

EXHIBIT INDEX

Exhibit Number	Footnote	Description

2.1	(1)
Asset Purchase Agreement by and among Hall, Kinion & Associates, Inc., and OnStaff Acquisition Corp., on the one hand, and OnStaff, Jeffrey A. Evans, Matthew Johnston Grantor Retained Annuity Trust dated April 23, 2001, Diane Prince Johnston Grantor Retained Annuity Trust dated April 23, 2001, Matthew and Diane Johnston 2001 Irrevocable Gift Trust dated April 23, 2001, Johnston Living Trust dated March 27, 2001 and Matthew Johnston, as Seller Representative, on the other hand, dated August 9, 2002.

2.2	(1)
Asset Purchase by and among Hall, Kinion & Associates, Inc., and OnStaff Acquisition Corp., on the one hand, and Healthcare Staffing Resources, Inc., Jeffrey A. Evans, Matthew Johnston Grantor Retained Annuity Trust dated April 23, 2001, Diane Prince Johnston Grantor Retained Annuity Trust dated April 23, 2001, Matthew and Diane Johnston 2001 Irrevocable Gift Trust dated April 23, 2001, Johnston Living Trust dated March 27, 2001 and Matthew Johnston, as Seller Representative, on the other hand, dated August 9, 2002.

2.3	(1)
Asset Purchase Agreement by and among Hall, Kinion & Associates, Inc., and OnStaff Acquisition Corp., on the one hand, and Boardnetwork.com, Jeffrey A. Evans, Matthew Johnston Grantor Retained Annuity Trust dated April 23, 2001, Diane Prince Johnston Grantor Retained Annuity Trust dated April 23, 2001, Matthew and Diane Johnston 2001 Irrevocable Gift Trust dated April 23, 2001, Johnston Living Trust dated March 27, 2001, Alan Prince and Matthew Johnston, as Seller Representative, on the other hand, dated August 9, 2002.

4.1	(1)	Registration Rights Agreement, dated August 9, 2002, by and among Hall, Kinion & Associates, Inc., OSI, HCSR and BNI.

10.10	(1)	First Amendment to Revolving Loan and Security Agreement between the Registrant and Comerica Bank dated August 9, 2002.

99.1	(1)	Press Release dated August 9, 2002.

99.2		OnStaff Combined Financial Statements for the Seven Months Ended July 31, 2002 (Unaudited) and 2001 (Unaudited) and as of and for the Year Ended December 31, 2001 and Independent Auditors’ Report

99.3		Unaudited Pro Forma Balance Sheet as of June 30, 2002 and Unaudited Pro Forma Statements of Operations for the Six Months Ended June 30, 2002 and the Year Ended December 31, 2001.

(1)
Incorporated by reference from exhibits 2.1, 2.2, 2.3, 4.4, 10.10, 99.1 filed with the Company’s Current Report on Form 8-K (File No. 000-22869) filed with the Securities and Exchange Commission on August 23, 2002.